                                                                EXHIBIT 10.2.2.3

                              AMENDMENT NO. 2 UNDER
                         CREDIT AND GUARANTEE AGREEMENT

                  THIS AMENDMENT NO. 2 UNDER CREDIT AND GUARANTEE AGREEMENT (this "Amendment") is made as of the 13th day of January, 2004, by and among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the "Company"), CALPINE HERMISTON, LLC, a Delaware limited liability company ("Calpine LLC"), CPN HERMISTON, LLC, a Delaware limited liability company ("CPN LLC"), and HERMISTON POWER PARTNERSHIP, an Oregon general partnership (the "Hermiston Partnership" and, together with Calpine LLC and CPN LLC, the "Guarantors"), the lenders party hereto (the "Lenders"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent (together with its successors in such capacity, the "Administrative Agent") and as sole lead arranger, sole bookrunner and syndication agent (in such capacity, the "Sole Lead Arranger").

                                    RECITALS

                  WHEREAS, the Company, the Guarantors, the Lenders, the Administrative Agent and the Sole Lead Arranger entered into a Credit and Guarantee Agreement, dated as of August 14, 2003 (as amended on September 12, 2003, and as may be further amended from time to time, the "Credit Agreement"), pursuant to which the Company borrowed, on a non-recourse basis as described in the Credit Agreement, $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009 (the "Term Loans");

                  WHEREAS, the Company, the Guarantors, the Lenders and the Administrative Agent now wish to amend the Credit Agreement in certain respects, as hereinafter provided.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

                  2. Amendment to Section 5.08 (Asset Sales). Section 5.08 (Asset Sales) of the Agreement is hereby amended to insert the following sentence at the end of the second full paragraph of such section:

                  Notwithstanding anything herein to the contrary, the Company is authorized to take the following actions:

                  (i) to place in an account (the "Lost Pines Proceeds Account") maintained with the Collateral Agent the Net Proceeds of the sale of the Company's 50% undivided ownership interest in the Lost Pines facility (the "Lost Pines Interest"), which Lost Pines Proceeds Account and the Net Proceeds held therein shall constitute Collateral;

                  (ii) the Collateral Agent and the Company may execute an escrow and exchange agreement with respect to the Lost Pines Proceeds Account, in such form as they may agree, containing customary terms and conditions intended to assure that the Lost Pines Proceeds Account is a "qualified escrow account," and the Collateral Agent is acting either as an "escrow holder" or a "qualified intermediary" with respect thereto, in each case for purposes of Section 1031 of the Internal Revenue Code of 1986, as amended; provided that nothing in this clause
                  (ii) shall modify the Company's obligation to maintain valid and perfected security interest in the Collateral as provided in this Agreement;

                  (iii) on or before the 181st day (or, if such date is not a Business Day, the first Business Day thereafter) following the consummation of the sale of the Lost Pines Interest (the "Latest Replacement Facility Closing Date"), and subject to obtaining the consent of the Requisite Lenders, to use such Net Proceeds to purchase an additional natural gas-fired combined cycle power generating facility (the "Replacement Facility");

                  provided, however, that if the purchase of such Replacement Facility is not consummated on or before the Latest Replacement Facility Closing Date (or, if earlier, the Company notifies the Administrative Agent in writing that the Company is no longer pursuing the acquisition of a Replacement Facility), then the Company shall apply the Net Proceeds of such sale as otherwise provided in this Section 5.08 as if the date of the sale of the Lost Pines Interest were the first Business Day after the Latest Replacement Facility Closing Date (or such earlier date as the Company notifies the Administrative Agent in writing that the Company is no longer pursuing the acquisition of a Replacement Facility).

                  3. Current Lenders. The Administrative Agent agrees and acknowledges that Appendix A hereto correctly identifies, as of the date this Amendment becomes effective in accordance with Section 5 hereof, all of the Lenders and the aggregate outstanding Term Loans held by each Lender.

                  4. Representations and Warranties. The Company and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by the Company or Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of generally applicability relating to or affecting creditors' rights and to general equity principles; (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and (c) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company or Guarantor, as applicable, is a party or by which the Company or Guarantor, as applicable, is bound.

                  5. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of duly executed counterparts of this Amendment signed on behalf of the Company, the Guarantors and the Requisite Lenders.

                  6. Continuing Effect of the Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Company or the Guarantors under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After this Amendment becomes effective in accordance with
Section 5 hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and modified hereby.

                  7. Applicable Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  9. Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

                                    By:  /s/ ERIC N. PRYOR
                                        ----------------------------------------
                                        Name:  Eric N. Pryor
                                        Title:  Senior Vice President

                                    CALPINE HERMISTON, LLC

                                    By:  /s/ ERIC N. PRYOR
                                        ----------------------------------------
                                        Name:  Eric N. Pryor
                                        Title:  Senior Vice President

                                    CPN HERMISTON, LLC

                                    By:  /s/ ERIC N. PRYOR
                                        ----------------------------------------
                                        Name:  Eric N. Pryor
                                        Title:  Senior Vice President

                                    HERMISTON POWER PARTNERSHIP

                                    By:  /s/ ERIC N. PRYOR
                                        ----------------------------------------
                                        Name:  Eric N. Pryor
                                        Title:  Senior Vice President

                                    [EXECUTIONS                       CONTINUED]

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as Administrative Agent, Sole Lead Arranger,
                                    Syndication Agent and a Lender

                                    By:  /s/ ELIZABETH FISCHER
                                        ----------------------------------------
                                        Name:  Elizabeth Fischer
                                        Title: Authorized Signatory

                                    SANKATY HIGH YIELD PARTNERS II, L.P.
                                    as a Lender

                                    By:  /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                    SANKATY ADVISORS, LLC as Collateral
                                    Manager for Castle Hill III CLO, Limited as Term Lender as a Lender

                                    By:  /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager

                                    CITIBANK N.A.
                                    as a Lender

                                    By:  /s/ JAMES B. MAXWELL
                                        ----------------------------------------
                                        Name:  James B. Maxwell
                                        Title: Attorney-in-Fact

                                    FRANKLIN MUTUAL ADVISORS, LLC
                                    as a Lender

                                    By:  /s/ BRADLEY TAKAHASI
                                        ----------------------------------------
                                        Name:  Bradley Takahashi
                                        Title: Vice President

                                    SEMINOLE FUNDING LLC
                                    as a Lender

                                    By:  /s/ ANN E. MORRIS
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Asst Vice President

                                    COLONIAL FUNDING LLC
                                    as a Lender

                                    By:  /s/ ANN E. MORRIS
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Asst Vice President

                                    ING SENIOR INCOME FUND
                                    By: Aeltus Investment Management, Inc.
                                        as its investment manager

                                    By:  /s/ CHARLES E. LEMIEUX, CFA
                                        ---------------------------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Vice President

                                    ING PRIME RATE TRUST
                                    By: Aeltus Investment Management, Inc.
                                        as its investment manager

                                    By:  /s/ CHARLES E. LEMIEUX, CFA
                                        ---------------------------------------
                                        Name:  Charles E. LeMieux, CFA
                                        Title: Vice President

                                    HBK INVESTMENTS, L.P.
                                    as a Lender

                                    By:  /s/ DAVID HALEY
                                        ----------------------------------------
                                        Name:  David Haley
                                        Title: Managing Director

                                    MANCHESTER SECURITIES CORPORATION
                                    as a Lender

                                    By:  /s/ ELLIOT GREENBERG
                                        ----------------------------------------
                                        Name:  Elliot Greenberg
                                        Title: Vice President

                                    PERRY PRINCIPALS INVESTMENTS, L.L.C.
                                    as a Lender

                                    By:  /s/ NATHANIEL J. KLIPPER
                                        ----------------------------------------
                                        Name:  Nathaniel J. Klipper
                                        Title: Managing Director

                                    CITADEL CREDIT TRADING LTD.
                                    By: Citadel Limited Partnership, its
                                    Portfolio Manager
                                    By: GLB Partners, L.P., its General Partner
                                    By: Citadel Investment Group, L.L.C., its
                                    General Partner as a Lender

                                    By:  /s/ LEVOYD E. ROBINSON, CFA
                                        ----------------------------------------
                                        Name:  Levoyd E. Robinson, CFA
                                        Title: Managing Director

                                    CITADEL EQUITY FUND, LTD.
                                    By: Citadel Limited Partnership, its
                                    Portfolio Manager
                                    By: GLB Partners, L.P., its General Partner
                                    By: Citadel Investment Group, L.L.C., its
                                    General Partner as a Lender

                                    By:  /s/ LEVOYD E. ROBINSON, CFA
                                        ----------------------------------------
                                        Name:  Levoyd E. Robinson, CFA
                                        Title: Managing Director

                                    CSAM FUNDING I
                                    as a Lender

                                    By:  /s/ DAVID H. LERNER
                                        ----------------------------------------
                                        Name:  David H. Lerner
                                        Title: Authorized Signatory

                                    CSAM FUNDING II
                                    as a Lender

                                    By:  /s/ DAVID H. LERNER
                                        ----------------------------------------
                                        Name:  David H. Lerner
                                        Title: Authorized Signatory

                                    CSAM FUNDING III
                                    as a Lender

                                    By:  /s/ DAVID H. LERNER
                                        ---------------------------------------
                                        Name:  David H. Lerner
                                        Title: Authorized Signatory

                                    FIRST DOMINION FUNDING II
                                    as a Lender

                                    By:  /s/ DAVID H. LERNER
                                        ----------------------------------------
                                        Name:  David H. Lerner
                                        Title: Authorized Signatory

                                    ATRIUM CDO
                                    as a Lender

                                    By:  /s/ DAVID H. LERNER
                                        ----------------------------------------
                                        Name:  David H. Lerner
                                        Title: Authorized Signatory

                                    WATERSHED CAPITAL PARTNERS, L.P.
                                    By: WS Partners, L.L.C.
                                        Its General Partner

                                    By:  /s/ MERIDEE MOORE
                                        ----------------------------------------
                                        Name:  Meridee Moore
                                        Title: Senior Managing Member

                                    WATERSHED CAPITAL INSTITUTIONAL
                                    PARTNERS, L.P.
                                    By: WS Partners, L.L.C.
                                        Its General Partner

                                    By:  /s/ MERIDEE MOORE
                                        ----------------------------------------
                                        Name:  Meridee Moore
                                        Title: Senior Managing Member

                                    FOOTHILL INCOME TRUST, L.P.
                                    By: FIT GP, LLC Its General Partner
                                    as a Lender

                                    By:  /s/ DENNIS R. ASCHER
                                        ----------------------------------------
                                        Name:  Dennis R. Ascher
                                        Title: Managing Member

                                    STONEHILL OFFSHORE PARTNERS, LLC
                                    as a Lender
                                    By: Stonehill Advisors LLC

                                    By:  /s/ WAYNE TEETSEL
                                        ----------------------------------------
                                        Name:  Wayne Teetsel
                                        Title: Managing Member

                                    STONEHILL INSTITUTIONAL PARTNERS, L.P.
                                    as a Lender

                                    By:  /s/ WAYNE TEETSEL
                                        ----------------------------------------
                                        Name:  Wayne Teetsel
                                        Title: General Partner

                                                                      APPENDIX A

                         TO AMENDMENT NO. 2 UNDER CREDIT AND GUARANTEE AGREEMENT

                         LENDERS AND TERM LOAN HOLDINGS

                                  See attached.